SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report      (Date of earliest event reported):     April 20, 2001


                         AGRIBRANDS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

                                    1-13479
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                            (Commission File Number)

                                   43-1794250
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                      (I.R.S. Employer Identification No.)


               9811 South Forty Drive, St. Louis, Missouri  63124
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              (Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code:            (314) 812-0500

Item 5.  Other Events

     This purpose of this report is to file a copy of the registrant's press release issued April 20, 2001, which appears as Exhibit 99.1 hereto.


Item 7.  Exhibits.

Exhibit No.       Description of Exhibit
-----------       ----------------------

   99.1 Press Release dated April 20, 2001 announcing receipt of tax ruling relating to merger with Cargill, Incorporated.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Agribrands International, Inc.
                                                  (Registrant)


Date: April 20, 2001                                By: /s/ David R. Wenzel
                                                     ---------------------------
                                                         David R. Wenzel
                                                         Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------

   99.1 Press Release dated April 20, 2001 announcing receipt of tax ruling relating to merger with Cargill, Incorporated.